April 21, 2026 First Quarter 2026 Investor Presentation

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Important Notices 2 This presentation is issued by Annaly Capital Management, Inc. ("Annaly"), an internally-managed, publicly traded company that has elected to be taxed as a real estate investment trust for federal income tax purposes, and is being furnished in connection with Annaly’s First Quarter 2026 earnings release. This presentation is provided for investors in Annaly for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy, any security or instrument. Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “illustrative” or similar terms or variations on those terms or the negative of those terms. Such statements include those relating to the Company’s future performance, macro outlook, the interest rate and credit environments, tax reform and future opportunities. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of the Company’s assets; changes in business conditions and the general economy; the Company’s ability to grow its residential credit business; the Company's ability to grow its mortgage servicing rights business; credit risks related to the Company’s investments in credit risk transfer securities and residential mortgage-backed securities and related residential mortgage credit assets; risks related to investments in mortgage servicing rights; the Company’s ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting the Company’s business; the Company’s ability to maintain its qualification as a REIT for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration under the Investment Company Act of 1940; and operational risks or risk management failures by us or critical third parties, including cybersecurity incidents. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We use our website (www.annaly.com) and LinkedIn account (www.linkedin.com/company/annaly-capital-management) as channels of distribution of company information. The information we post through these channels may be deemed material. Accordingly, investors should monitor these channels, in addition to following our press releases, SEC filings and public conference calls and webcasts. In addition, you may automatically receive email alerts and other information about Annaly when you enroll your email address by visiting the "News & Insights" section of our website, then clicking on "Subscribe" and completing the email notification form. Our website, any alerts and social media channels are not incorporated into this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. There is no guarantee that illustrative returns will occur. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. The information contained herein is not intended to provide, and should not be relied upon for accounting, legal or tax advice or investment recommendations for Annaly or any of its affiliates. Regardless of source, information is believed to be reliable for purposes used herein, but Annaly makes no representation or warranty as to the accuracy or completeness thereof and does not take any responsibility for information obtained from sources outside of Annaly. Certain information contained in the presentation discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including earnings available for distribution. We believe the non-GAAP financial measures are useful for management, investors, analysts, and other interested parties in evaluating our performance but should not be viewed in isolation and are not a substitute for financial measures computed in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, we may calculate our non-GAAP metrics, such as earnings available for distribution, or the premium amortization adjustment, differently than our peers making comparative analysis difficult.

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Recent Achievements and Performance Highlights Source: Company filings. Financial data as of March 31, 2026, unless otherwise noted. * Represents a non-GAAP financial measure; see Appendix. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. Financial Performance Annaly delivered its tenth consecutive quarter of positive economic returns with EAD again outperforming the dividend ▪ Earnings available for distribution* of $0.76 per average common share for the quarter ▪ Book value per common share of $19.82 ▪ Declared quarterly common stock cash dividend of $0.70 per share ▪ Economic return of 1.5% for the first quarter Financing, Capital & Liquidity Annaly maintained a disciplined leverage and liquidity profile, while achieving another record quarter of securitization activity ▪ Economic leverage* of 5.7x, up from 5.6x at the end of the fourth quarter ▪ $9.0 billion of total assets available for financing(1), including cash and unencumbered Agency MBS of $5.0 billion ▪ Annaly Residential Credit Group remains the largest non-bank issuer and the second largest issuer overall of Prime Jumbo and Expanded Credit MBS (2), pricing 12 residential whole loan securitizations totaling $6.6 billion in proceeds in 2026 year-to-date(3) ▪ Since the beginning of the year, Annaly’s Residential Credit and MSR businesses increased financing capacity by $550 million and $100 million, respectively, through expanded credit facilities; total warehouse capacity across both businesses of $7.6 billion, including $2.8 billion of committed capacity ▪ Average GAAP cost of interest-bearing liabilities of 4.29%, down 20 basis points quarter-over-quarter, and average economic cost of interest-bearing liabilities* of 3.93%, down 2 basis point quarter-over-quarter ▪ Raised $509 million of accretive common equity through the Company’s at-the-market sales program during the quarter(4) Portfolio Performance Annaly increased its capital allocation to its Residential Credit and MSR portfolios in Q1’26 given attractive relative value ▪ Total portfolio of $106.7 billion(5), including $92.2 billion in Agency MBS strategy, which represents 86% of total assets and 56% of dedicated capital ▪ During the quarter, Annaly’s Agency portfolio decreased marginally with paydowns reinvested primarily into 4.5% coupon TBA securities and Agency CMBS ▪ Annaly’s Residential Credit portfolio increased 30% quarter-over-quarter to $10.3 billion(5), representing 23% of dedicated capital, reflecting continued momentum across its whole loan correspondent channel and securitization platform – During the quarter, the correspondent channel achieved a record $7.4 billion in lock volume and $5.2 billion in funded volume, up 41% and 37%, respectively, year-over-year ▪ Annaly’s MSR portfolio increased 9% quarter-over-quarter to $4.2 billion(5) in market value, representing 21% of dedicated capital, driven by robust bulk and flow purchase activity; Onslow Bay is the fifth largest non-bank servicer of Agency MBS (6) 3

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Agency 56% Residential Credit 23% MSR 21% First Quarter 2026 Financial Highlights Ea rn in gs & B o o k V al u e In ve st m en t P o rt fo lio Fi n an ci n g, L iq u id it y & H ed gi n g $0.33 | GAAP $0.76 Earnings Available for Distribution* $19.82 Book Value per Share 13.2% Dividend Yield(1) $0.70 Dividend per Share Net Interest Margin (ex. PAA)* $106.7bn Total Portfolio(2) $16.3bn Total Stockholders’ Equity Capital Allocation(3) Average Yield on Interest Earning Assets (ex. PAA)* Liquidity Position $5.0bn of cash and unencumbered Agency MBS $9.0bn of total assets available for financing(4) Total Hedge Portfolio(5) $81bn Hedge portfolio, in line with Q4’25 Economic Leverage*(6) Hedge Ratio(7) Average Economic Cost of Funds*(8) Source: Company filings. Financial data as of March 31, 2026, unless otherwise noted. * Represents a non-GAAP financial measure; see Appendix. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. 4 3.95% 3.93% Q4 2025 Q1 2026 5.6x 5.7x Q4 2025 Q1 2026 90% 87% Q4 2025 Q1 2026 1.69% 1.71% Q4 2025 Q1 2026 5.44% 5.35% Q4 2025 Q1 2026

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Established, Scaled Platforms Across Annaly’s Investment Strategies 5 Source: Company filings. Financial data as of March 31, 2026. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. Agency Invests in Agency MBS & Agency CMBS securities collateralized by residential or commercial mortgages, guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae $9.1bn Capital(2) $92.2bn Portfolio Assets(1) $3.8bn Capital(2) $10.3bn Portfolio Assets(1) Residential Credit Invests predominantly in Non-Agency residential mortgage assets within the securitized product and whole loan markets Mortgage Servicing Rights Invests in Mortgage Servicing Rights, which provide the obligation to service residential loans in exchange for a fixed servicing fee $3.4bn Capital(2) $4.2bn Portfolio Assets(1) Total Shareholders’ Equity: $16.3bn Total Portfolio(1): $106.7bn

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Q1 2026 Market and Economic Developments The Macro Landscape Note: For source information, please refer to the endnotes included at the end of this presentation. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. Geopolitical uncertainty rose in March, though economic fundamentals and fixed income technicals remain strong 6 ▪ The U.S. economy remains supported by consumer spending and business investments, though rising commodity prices linked to the war in the Middle East pose risks to the global economy ▪ Headline inflation will rise in the near term as higher energy prices flow through, suggesting inflation should remain above the Federal Reserve’s (the “Fed”) 2% target in 2026 ▪ The labor market continues to show low turnover, but hiring appears to have improved modestly in the first quarter relative to last year ▪ The Fed is expected to hold policy rates unchanged at levels close to a neutral policy stance for the time being as it assesses the impact of the war on prices and growth ▪ Fixed income market technicals are the most positive in several years, supported by strong fixed income fund inflows, Fed purchases of Treasury bills, GSE purchases of MBS and more accommodative bank capital rules Leaving the Fed likely on hold for 2026 Fixed income technicals remain strong U.S. economy has been resilient… …but inflation is likely to rise in the near term 2.00 2.25 2.50 2.75 3.00 3.25 3.50 3 4 1 2 3 4 1 2 '25 2026 '27 Latest Pre-War Median Quarterly Headline PCE Forecast, yoy %(3) Actuals -10 -5 0 5 10 15 20 2022 2023 2024 2025 2026 Average Weekly Fixed Income Fund Flows, $billion(5) March average 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 2023 2024 2025 2026 Fed Funds Target Rate, % Current Market Expectations(4) Feb 2026 Expectations(4) 0.0 0.5 1.0 1.5 2.0 2.5 3.0 1 2 3 4 1 2 3 4 1 2 3 4 2024 2025 2026 Consumption & Investment Contribution to GDP, % SAAR(1) Forecast(2)

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 MSRResidential CreditAgency Key Market Dynamics & Commentary Current Illustrative Market Levered Returns(1) Illustrative Return Opportunities & Market Dynamics Across Annaly's Investment Strategies Source: Company filings. Financial data as of March 31, 2026. Market data as of April 17, 2026, unless otherwise noted. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. ▪ After reaching multi-year tights following the FHFA purchase announcement in January, Agency MBS spreads widened modestly in February and March amid geopolitical volatility ▪ Technicals remain highly favorable with low net issuance, strong fixed income inflows, REIT equity raises, the GSE purchase mandate and the potential return of bank buying ▪ Fundamentals are supported by a steep yield curve and attractive carry and roll dynamics as realized volatility has been contained despite the Iran war ▪ Prepayments remain a focus given increased policy risk, though rates have lowered near-term risk ▪ HPA was up 13 basis points month-over-month in March on a national level; year-to-date HPA up 54 basis points(2) ▪ Residential credit spreads were modestly wider on the quarter in sympathy with other fixed income asset classes ▪ Non-Agency issuance volumes increased roughly 60% year-over-year; the strongest growth continued to be exhibited in Non-QM, with issuance more than doubling YoY(3) ▪ 2026 Non-Agency issuance expected to be a post- crisis period record at approximately $250+ billion(3) ▪ MSR performance continues to be supported by low prepayments, strong credit quality, and predictable and declining servicing costs ▪ Float income has continued to outperform underwriting in the current rate environment ▪ MSR valuations increased modestly driven primarily by higher interest rates ▪ Bulk supply moderated in the first quarter though remains healthy and is expected to be ample throughout the remainder of 2026 14%–16% 12%–15% 11%–13% ▪ Top 10 Agency MBS servicer with the lowest note rate among top 20 servicers(4) ▪ MSR portfolio continued to exhibit exceptional credit characteristics (757 weighted average FICO and 71% LTV ratio at origination) ▪ Significantly expanded flow purchase capabilities with flow purchase volume up 88% QoQ in Q1 ▪ Strong network of recapture and subservicing relationships with industry leaders ▪ Recognized for high-quality servicing as recipient of Freddie Mac 2025 Gold SHARP award ▪ Correspondent channel delivered another record quarter of whole loan lock and funding volume ▪ As one of the largest and most liquid sponsors of residential credit securitizations, OBX represents ~15% of Non-QM issuance YTD in 20263) ▪ Exceptional credit quality with locked pipeline representing a 762 weighted average FICO and 67% CLTV at origination ▪ Organically created assets (whole loans and retained OBX securities) remain preferred growth channel relative to third-party securities ▪ Active management across well-constructed portfolio of specified pools and TBAs provides strong prepay protection and attractive carry ▪ Reallocated capital towards intermediate coupon TBA securities this quarter given relative value ▪ Agency CMBS exposure provides attractive levered returns and a favorable convexity profile ▪ Prudent leverage with substantial liquidity and a disciplined hedge portfolio ▪ Continued investment in best-in-class portfolio analytics and modeling 7 Annaly’s Positioning

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 9% 6% a Agency mREIT Hybrid mREIT Diversified Platform Drives Durable Outperformance 8Note: For source information, please refer to the endnotes included at the end of this presentation. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. mREIT Average: 7% 12% Annaly's economic return per unit of leverage of 2% is ~30% higher than its mREIT peers on average(3) ▪ Annaly’s diversified housing finance platform has delivered meaningful outperformance with a lower risk profile and greater consistency since divesting non-core businesses and scaling our Residential Credit and MSR portfolios by year-end 2022 ▪ Annaly’s ability to deploy capital dynamically across its three investment strategies where most accretive, while maintaining a lower leverage profile, enhances shareholder value through improved risk-adjusted returns, balance sheet flexibility and reduced downside volatility Average Economic Return(1) Number of Quarters with a Positive Economic Return(2) 2023-2025 2023-2025 17% 7 / 60% 9 / 75% Annaly Agency mREIT Hybrid mREIT mREIT Average: 8 / 68% 11 quarters 92% of the time

Business Update

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 ▪ Annaly’s Agency portfolio is made up of high-quality and liquid securities, predominantly specified pools and TBAs ▪ Portfolio benefits from in-house proprietary analytics that identify emerging prepayment trends and a focus on durable cash flows ▪ Diverse set of investment options within the Agency market, including Agency CMBS, which provides complementary duration and return profiles to Agency MBS ▪ Comprehensive hedging capabilities through an array of products (swaps, swaptions, Treasuries) enhance portfolio performance ▪ Access to deep and varied financing sources, including traditional bilateral repo, sponsored repo and proprietary broker-dealer repo Agency | Business Update Annaly’s Agency MBS portfolio activity focused on increasing exposure to intermediate coupon TBAs and Agency CMBS given relative value while maintaining low leverage and ample liquidity 10 Source: Company filings. Financial data as of March 31, 2026. Note: Portfolio data as of quarter end for each respective period. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. Agency Portfolio Detail Assets Hedges(1) Funding(2) Strategic Approach ▪ Agency MBS spreads reached the tightest levels in four years following the GSE MBS purchase announcement in January, though widened in February and March driven in-part by geopolitical instability ▪ Market technicals have been the most accommodative in years: − Fixed income demand continues to be robust driven by substantial money manager inflows and CMO issuance while net supply is below recent averages − GSEs have supported liquidity and acted as a spread stabilizer − Proposed bank capital rules incrementally positive for MBS, likely via lower securitization rates ▪ Given higher interest rates, near-term prepay risk has decreased though policy risk remains elevated Market Trends 0% 25% 50% 75% 100% 2022 2023 2024 2025 '26 Within 30 30–120 days Over 120 Agency Funding Composition, % 0% 25% 50% 75% 100% 2022 2023 2024 2025 '26 Swaps Swaptions Treasuries Agency Hedging Composition, % 0% 25% 50% 75% 100% 2022 2023 2024 2025 '26 Pools TBA NLY Specified Pools and TBA Holdings, %

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Agency | Portfolio Summary 11 Total Dedicated Capital: $9.1 billion(1) Note: Financial data as of March 31, 2026. Percentages based on fair market value and may not sum to 100% due to rounding. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. ▪ Annaly Agency Portfolio: $92.2 billion(1) in assets at the end of Q1 2026, a marginal decrease compared to Q4 2025 ▪ Annaly reinvested paydowns primarily into 4.5% coupon TBA securities and Agency CMBS given relative value and lower perceived policy risk − The weighted average coupon of the portfolio decreased by 6 basis points to 5.06% ▪ Elevated rate and macro volatility led to more active, though disciplined, hedging during the quarter, with conservative positioning maintained amid a rapidly evolving market backdrop − Net hedge notional was largely unchanged, as duration was adjusted tactically around rate moves and headline-driven volatility ▪ Annaly’s MBS portfolio prepaid modestly faster in the first quarter at 10.2 CPR, up from 9.7 CPR in Q4 2025, as mortgage rates briefly declined below 6% in February before facing upward pressure in March due to geopolitical turmoil Asset Type (1) Pass Through Coupon Type (2) Portfolio Quality(3) 30yr 91% ARM <1% ACMBS 8% IO/IIO <1% <=2.5% <1% 3.0% 2% 3.5% 6% 4.0% 6% 4.5% 17% 5.0% 22% 5.5% 24% 6.0% 16% >=6.5% 7% 34% 19% 35% 95% 31% 40% 36% 17% 22% 21% 3% 11% 8% 1% <1% 6% 11% 7% 1% All 5.5 6.0 6.5+ High Quality Medium Quality Other Call Protected WALA Generic/Other

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Residential Credit | Business Update Annaly’s Residential Credit portfolio grew 30% quarter-over-quarter driven by strong production from the whole loan correspondent channel while maintaining a diligent focus on credit quality 12 Source: Company filings. Financial data as of March 31, 2026. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. ▪ Agile platform that can deploy capital across both the residential whole loan and Non-Agency securities markets ▪ Whole loan acquisition via Onslow Bay correspondent channel and securitization program provides the ability to create proprietary investments tailored to desired credit preferences with control over asset selection, counterparties and loss mitigation ▪ Programmatic securitization sponsor of new origination residential whole loans with 113 deals comprising $52.8 billion of priced securitizations since the beginning of 2018(1) ▪ Modest use of balance sheet leverage with whole loans predominantly financed through securitization Strategic Approach ▪ Non-Agency RMBS spreads tightened early in the quarter, with AAA Non-QM reaching ~100 bps, before widening modestly with broader fixed-income markets amid geopolitical uncertainty, ending the quarter ~15 bps wider − Post quarter end, spreads have narrowed following improved risk sentiment, with current valuations marginally tighter relative to YE’25 ▪ Zillow Home Price Index was up 13 basis points month-over-month in March(2) with home sales remaining subdued − Onslow Bay Q1’26 GAAP whole loan portfolio mark-to-market LTV of 62% compared to 67% original LTV with the average borrower having approximately $400k of equity in their home Market and Credit Trends Correspondent Channel Quarterly Lock and Funded Volumes ($mm) OBX Securitizations Year to Date – $6.6bn in UPB $847 Million OBX 2026-NQM1 Non-QM | Jan 2026 $809 Million OBX 2026-NQM2 Non-QM | Jan 2026 $362 Million OBX 2026-J1 Jumbo | Feb 2026 $346 Million OBX 2026-INV1 Agency-eligible | Feb 2026 $248 Million OBX 2026-HE1 HELOC | Feb 2026 $841 Million OBX 2026-NQM3 Non-QM | Feb 2026 $492 Million OBX 2026-R1 Relever | Mar 2026 $790 Million OBX 2026-NQM4 Non-QM | Mar 2026 $877 Million OBX 2026-NQM5 Non-QM | Apr 2026 $349 Million OBX 2026-AHC1 Agency-eligible | Apr 2026 $384 Million OBX 2026-INV2 Agency-eligible | Apr 2026 $3,742 $4,091 $4,369 $5,397 $5,268 $5,269 $6,199 $6,394 $7,416 $2,266 $2,767 $2,889 $3,815 $3,789 $3,715 $3,970 $5,023 $5,207 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Locks Fundings $211 Million OBX 2026-CES1 CES | Apr 2026

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Residential Credit | Portfolio Summary ▪ Annaly Residential Credit Portfolio: $10.3 billion in assets(1) at the end of Q1 2026, up 30% compared to Q4 2025 − Consists of a $5.6 billion securities portfolio and a $4.7 billion whole loan portfolio(1) ▪ During the quarter, settled $6.7 billion in whole loans(2) across both Onslow Bay and our joint venture, up ~15% quarter-over-quarter ▪ Since the beginning of 2026, Annaly has priced 12 securitizations totaling $6.6 billion in proceeds(3) − Record quarterly securitization issuance of $4.7 billion across eight transactions in Q1; subsequent to quarter-end, we continued to broaden securitization transaction types including our first deal backed entirely by owner-occupied Agency-eligible collateral (OBX 2026-AHC1) and inaugural closed-end second deal (OBX 2026-CES1) − Annaly remained the largest non-bank issuer and the second largest issuer overall of Prime Jumbo & Expanded Credit MBS(4) − Attractive pipeline of callable transactions expected to provide value given current securitization cost of funds and Non-QM mortgage rates 13 Note: Financial data as of March 31, 2026, unless otherwise noted. Portfolio statistics and percentages are based on fair market value, reflect economic interest in securitizations and are net of participations issued. OBX Retained classification includes the fair market value of the economic interest of certain positions that are classified as Assets transferred or pledged to securitization vehicles within our Consolidated Financial Statements. Percentages may not sum to 100% due to rounding. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. Total Dedicated Capital: $3.8 billion Sector Type(5)(6) Coupon Type (5) Rating OBX Retained 34% Prime 2% Non-QM 4% SBC 2%NPL/RPL 4% RTL 1% Prime Jumbo 2% WL 46% CRT 1% CRE CLO 4% Unrated 26% Non-Investment Grade 21% Investment Grade 53%Fixed 64%Fixed Duration <2yrs 16% Floating 6% ARM 2% IO 12%

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 MSR | Business Update 14 Source: Company filings. Financial data as of March 31, 2026. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. Annaly MSR Holdings (Market Value, $mm)Top Conventional MSR Purchasers(2) Onslow Bay ranked second in MSR transfers in Q1 Rank Buyer UPB ($bn) 1 Truist Bank 16.9 2 11.6 3 JP Morgan 10.4 4 PNC Bank 7.8 5 Huntington 5.5 6 CrossCountry 5.3 7 Rocket 4.4 8 Nexus Nova 4.0 9 PHH 3.8 10 Bungalow Funding 3.6 Annaly’s MSR portfolio grew 9% quarter-over-quarter driven by robust purchase activity and ended the quarter as the fifth largest non- bank Agency MBS servicer ▪ MSR portfolio complements Annaly’s Agency MBS strategy by offering an attractive yield while providing a hedge to mortgage basis volatility and slower prepayment speeds on discount dollar-priced MBS ▪ As an established and scaled master servicer, Annaly is well-positioned for opportunistic growth in both the bulk and flow MSR markets ▪ Annaly serves as a strategic partner to originators given certainty of capital and complementary business strategy ▪ Dynamic recapture and servicing capabilities through the ability to allocate across several industry-leading subservicer and recapture partners ▪ Portfolio predominantly consists of low coupon, high-quality conventional MSR(1) Strategic Approach ▪ Bulk MSR supply moderated from elevated fourth quarter levels, though was up ~13% year-over-year − Expect supply to be healthy throughout 2026 given industry consolidation and the origination community operating at breakeven levels of profitability ▪ Pricing has remained stable across both bulk and flow channels ▪ Annaly’s MSR valuations increased slightly, driven by higher interest rates and a wider MBS basis Market Trends $2,122 $2,909 $3,273 $3,281 $3,476 $3,646 $4,116 $518 $385 $34 $21 $7 $152 $13 $35 $32 $31 $31 $65 $29 $27 $2,675 $3,326 $3,338 $3,333 $3,548 $3,826 $4,156 Q4 2023 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 MSR Unsettled MSR Commitments Interests in MSR / MSR of LP Interest

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 MSR | Portfolio Summary 15 Source: Company filings. Financial data as of March 31, 2026. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. Current MSR Portfolio by the Numbers(2) (Excludes Interests in MSR / MSR of LP Interest) 3M CPR 4.2% UPB ($bn) $271.3 Loan Count (‘000) 868 Weighted Average Note Rate 3.30% Wtd. Avg. FICO / LTV (at Origination) 757 / 71% D60+ 0.5% Total Dedicated Capital: $3.4 billion Underlying Note Rate Distribution Annaly MSR Valuation and Prepayment Speeds(3) (Excludes Interests in MSR / MSR of LP Interest) MSR Multiple 3M CPR <2.0% 1% 2.0% to 2.5% 3% 2.5% to 3.0% 46% 3.0% to 3.5% 26% 3.5% to 4.0% 12% 4.0% to 4.5% 3% 4.5% to 5.0% 3% >5.0% 5% 5.84x 5.88x 5.84x 5.87x 5.94x 3.3% 3.2% 3.4% 3.9% 4.4% 4.6% 4.7% 4.6% 4.6% 4.7% 4.6% 4.6% 4.1% 3.9% 4.2% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 ▪ Annaly MSR Portfolio: $4.2 billion(1) in market value (including unsettled commitments) at the end of Q1 2026, an increase of 9% compared to Q4 2025 − Onslow Bay purchased ~$388 million in market value ($24 billion in UPB) across four bulk packages and our flow channels − Flow settlements in Q1 totaled $1.9bn UPB, the largest volume quarter since inception, with 88% growth QoQ − Portfolio surpassed $250 billion in UPB in the first quarter ▪ MSR portfolio remained significantly out-of-the-money, exhibiting stable cash flows with exceptional credit quality − Delinquencies continue to be stable and prepayments were relatively unchanged quarter-over-quarter

Financial Highlights and Trends

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Financial Highlights and Trends 17 * Represents a non-GAAP financial measure; see Appendix. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. Unaudited For the quarters ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 GAAP net income (loss) per average common share (1) $0.33 $1.40 $1.21 $0.03 $0.15 Earnings available for distribution per average common share* (1) $0.76 $0.74 $0.73 $0.73 $0.72 Dividends declared per common share $0.70 $0.70 $0.70 $0.70 $0.70 Book value per common share $19.82 $20.21 $19.25 $18.45 $19.02 Annualized GAAP return (loss) on average equity (2) 7.15% 26.14% 23.69% 1.82% 4.04% Annualized EAD return on average equity* 14.58% 14.28% 14.70% 14.86% 14.43% Net interest margin(3) 1.41% 1.18% 0.97% 1.04% 0.87% Average yield on interest earning assets(4) 5.36% 5.42% 5.40% 5.42% 5.18% Average GAAP cost of interest bearing liabilities(5) 4.29% 4.49% 4.73% 4.76% 4.77% Net interest margin (excluding PAA)(3)* 1.71% 1.69% 1.70% 1.71% 1.69% Average yield on interest earning assets (excluding PAA)(4)* 5.35% 5.44% 5.46% 5.41% 5.23% Average economic cost of interest bearing liabilities(5)* 3.93% 3.95% 3.96% 3.94% 3.88% GAAP leverage, at period-end(6) 7.3x 7.2x 7.1x 7.1x 6.8x Economic leverage, at period-end (6) * 5.7x 5.6x 5.7x 5.8x 5.7x

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Financial Highlights and Trends (cont’d) 18 Unaudited (dollars in thousands) Detailed endnotes and a glossary of defined terms are included at the end of this presentation. For the quarters ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Agency mortgage-backed securities $86,380,653 $89,628,654 $83,317,819 $71,756,638 $68,329,720 Residential credit risk transfer securities 110,646 213,800 330,647 414,047 521,059 Non-Agency mortgage-backed securities 1,588,026 1,445,176 1,414,259 1,329,941 1,451,524 Commercial mortgage-backed securities 394,356 - - - 59,061 Total securities $88,473,681 $91,287,630 $85,062,725 $73,500,626 $70,361,364 Residential mortgage loans $7,230,876 $5,020,784 $4,008,299 $3,722,272 $3,860,555 Total loans, net $7,230,876 $5,020,784 $4,008,299 $3,722,272 $3,860,555 Mortgage servicing rights $4,115,999 $3,645,865 $3,476,181 $3,281,190 $3,272,902 Interests in MSR $27,212 $28,626 $35,833 - - Residential mortgage loans transferred or pledged to securitization vehicles $34,207,738 $32,067,433 $29,512,309 $27,021,790 $24,464,281 Assets transferred or pledged to securitization vehicles $34,207,738 $32,067,433 $29,512,309 $27,021,790 $24,464,281 Total investment portfolio $134,055,506 $132,050,338 $122,095,347 $107,525,878 $101,959,102

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Quarter-Over-Quarter Interest Rate & MBS Spread Sensitivity ▪ The interest rate sensitivity and MBS spread sensitivity are based on the portfolios as of March 31, 2026 and December 31, 2025, respectively ▪ The interest rate sensitivity reflects instantaneous parallel shifts in rates ▪ The MBS spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk ▪ All tables assume no active management of the portfolio in response to rate or spread changes 19 Unaudited Interest Rate Sensitivity(1) Interest Rate Change (bps) As of March 31, 2026 As of December 31, 2025 Estimated Percentage Change in Portfolio Market Value(2) Estimated Change as a % of NAV(2)(3) Estimated Percentage Change in Portfolio Market Value(2) Estimated Change as a % of NAV(2)(3) (75) —% 0.2% (0.3%) (2.2%) (50) 0.1% 0.9% (0.1%) (0.7%) (25) 0.1% 0.8% —% —% 25 (0.2%) (1.5%) (0.1%) (0.8%) 50 (0.5%) (3.5%) (0.3%) (2.2%) 75 (0.8%) (5.9%) (0.5%) (4.0%) MBS Spread Sensitivity(1) MBS Spread Shock (bps) As of March 31, 2026 As of December 31, 2025 Estimated Change in Portfolio Market Value(2) Estimated Change as a % of NAV(2)(3) Estimated Change in Portfolio Market Value(2) Estimated Change as a % of NAV(2)(3) (25) 1.3% 9.3% 1.2% 8.8% (15) 0.8% 5.5% 0.7% 5.3% (5) 0.3% 1.8% 0.2% 1.7% 5 (0.3%) (1.8%) (0.2%) (1.7%) 15 (0.8%) (5.5%) (0.7%) (5.2%) 25 (1.3%) (9.1%) (1.2%) (8.6%) Detailed endnotes and a glossary of defined terms are included at the end of this presentation.

Appendix | Non-GAAP Reconciliations

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Non-GAAP Reconciliations 21 Earnings Available for Distribution (“EAD”), a non-GAAP measure, is defined as the sum of (a) economic net interest income, (b) TBA dollar roll income, (c) net servicing income less realized amortization of MSR, (d) other income (loss) (excluding amortization of intangibles, non-EAD income allocated to equity method investments and other non-EAD components of other income (loss)), (e) general and administrative expenses (excluding transaction expenses and non-recurring items) and (f) income taxes (excluding the income tax effect of non-EAD income (loss) items) and excludes (g) the premium amortization adjustment ("PAA") representing the cumulative impact on prior periods, but not the current period, of quarter-over-quarter changes in estimated long-term prepayment speeds related to the Company’s Agency mortgage-backed securities. For additional definitions of non-GAAP measures, please refer to Annaly’s First Quarter 2026 earnings release.

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Non-GAAP Reconciliations (cont’d) 22 To supplement its consolidated financial statements, which are prepared and presented in accordance with GAAP, the Company provides non-GAAP financial measures. These measures should not be considered a substitute for, or superior to, financial measures computed in accordance with GAAP. These non-GAAP measures provide additional detail to enhance investor understanding of the Company’s period-over-period operating performance and business trends, as well as for assessing the Company’s performance versus that of industry peers. Reconciliations of these non-GAAP financial measures to their most directly comparable GAAP results are provided below and on the next page. Unaudited (dollars in thousands, except per share amounts) * Represents a non-GAAP financial measure. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. For the quarters ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 GAAP Net Income to Earnings Available for Distribution Reconciliation GAAP net income (loss) $290,515 $1,017,951 $843,063 $60,371 $130,305 Adjustments to excluded reported realized and unrealized (gains) losses: Net (gains) losses on investments and other(1) $674,162 ($288,630) ($560,957) (82,854) (810,970) Net (gains) losses on derivatives (2) (312,265) (104,405) 284,199 574,435 1,169,412 Other adjustments: Amortization of intangibles 673 672 673 672 673 Non-EAD (income) loss allocated to equity method investments (3) - 405 376 (403) 147 Transaction expenses and non-recurring items (4) 7,951 7,223 8,117 5,706 6,782 Income tax effect on non-EAD income (loss) items (4,812) (9,456) (6,742) 1,003 7,355 TBA dollar roll income (5) 18,993 4,813 9,019 7,252 11,275 MSR amortization(6) (78,646) (77,955) (72,081) (68,804) (62,433) EAD attributable to non-controlling interests (2,989) (4,027) (4,175) (3,610) (2,985) Premium amortization adjustment (PAA) cost (benefit) (3,694) 6,627 18,390 (3,862) 12,296 Earnings Available for Distribution* 589,888 553,218 519,882 489,906 461,857 Dividends on preferred stock 40,652 42,387 41,127 37,260 37,157 Earnings available for distribution attributable to common shareholders* $549,236 $510,831 $478,755 $452,646 $424,700 GAAP net income (loss) per average common share (7) $0.33 $1.40 $1.21 $0.03 $0.15 Earnings available for distribution per average common share(7)* $0.76 $0.74 $0.73 $0.73 $0.72 Annualized GAAP return (loss) on average equity (8) 7.15% 26.14% 23.69% 1.82% 4.04% Annualized EAD return on average equity (excluding PAA)* 14.58% 14.28% 14.70% 14.86% 14.43%

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Non-GAAP Reconciliations (cont’d) 23 Unaudited (dollars in thousands) * Represents a non-GAAP financial measure. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. For the quarters ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Premium Amortization Reconciliation Premium amortization expense $67,509 $41,367 $36,719 $28,138 $57,412 Less: PAA cost (benefit) (3,694) 6,627 18,390 (3,862) 12,296 Premium amortization expense (excluding PAA) $71,203 $34,740 $18,329 $32,000 $45,116 Interest Income (excluding PAA) Reconciliation GAAP interest income $1,724,930 $1,690,707 $1,532,497 $1,418,893 $1,317,108 PAA cost (benefit) (3,694) 6,627 18,390 (3,862) 12,296 Interest income (excluding PAA)* $1,721,236 $1,697,334 $1,550,887 $1,415,031 $1,329,404 Economic Interest Expense Reconciliation GAAP interest expense 1,272,239 1,324,128 $1,256,747 $1,145,693 $1,097,137 Add: Net interest component of interest rate swaps and net interest on initial margin related to interest rate swaps (1) (107,365) (159,973) (205,030) (197,865) (204,389) Economic interest expense* $1,164,874 $1,164,155 $1,051,717 $947,828 $892,748 Economic Net Interest Income (excluding PAA) Reconciliation Interest income (excluding PAA) $1,721,236 $1,697,334 $1,550,887 $1,415,031 $1,329,404 Less: Economic interest expense* 1,164,874 1,164,155 1,051,717 947,828 892,748 Economic net interest income (excluding PAA)* $556,362 $533,179 $499,170 $467,203 $436,656 Economic Metrics (excluding PAA) Average interest earning assets 128,783,013 124,781,771 113,522,223 $104,623,036 $101,631,610 Interest income (excluding PAA)* 1,721,236 1,697,334 1,550,887 1,415,031 1,329,404 Average yield on interest earning assets (excluding PAA)*(2) 5.35% 5.44% 5.46% 5.41% 5.23% Average interest bearing liabilities 118,603,594 115,319,739 103,994,302 $95,274,277 $92,001,700 Economic interest expense* 1,164,874 1,164,155 1,051,717 947,828 892,748 Average economic cost of interest bearing liabilities* (3) 3.93% 3.95% 3.96% 3.94% 3.88% Interest income (excluding PAA)* $1,721,236 $1,697,334 $1,550,887 $1,415,031 $1,329,404 TBA dollar roll income 18,993 4,813 9,019 7,252 11,275 Economic interest expense (1,164,874) (1,164,155) (1,051,717) (947,828) (892,748) Subtotal $575,355 $537,992 $508,189 $474,455 $447,931 Average interest earning assets $128,783,013 $124,781,771 $113,522,223 $104,623,036 $101,631,610 Average TBA contract balances 5,443,741 2,182,985 6,356,708 6,218,305 4,625,212 Subtotal $134,226,754 $126,964,756 $119,878,931 $110,841,341 $106,256,822 Net interest margin (excluding PAA)* 1.71% 1.69% 1.70% 1.71% 1.69%

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Non-GAAP Reconciliations (cont’d) 24 Unaudited (dollars in thousands) * Represents a non-GAAP financial measure. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. For the quarters ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Economic leverage ratio reconciliation Repurchase agreements $85,068,102 $81,865,723 $75,118,963 $66,541,378 $61,659,460 Other secured financing 1,125,000 1,075,000 1,025,000 1,025,000 900,000 Debt issued by securitization vehicles 30,719,417 28,918,753 26,601,790 24,107,249 21,802,193 Participations issued 2,484,018 1,932,655 1,831,657 1,556,900 1,748,273 U.S. Treasury securities sold, not yet purchased - 2,396,724 2,442,570 2,528,167 2,519,125 Total GAAP debt $119,396,537 $116,188,855 $107,019,980 $95,758,694 $88,629,051 Less non-recourse debt: Debt issued by securitization vehicles (1) (30,463,341) (28,651,989) ($26,601,790) ($24,107,249) ($21,802,193) Participations issued (2,484,018) (1,932,655) (1,831,657) (1,556,900) (1,748,273) Total recourse debt $86,449,178 $85,604,211 $78,586,533 $70,094,545 $65,078,585 Plus / (Less): Cost basis of TBA derivatives $5,948,177 $3,252,601 $3,981,439 $7,686,600 $6,612,755 Payable for unsettled trades 1,522,750 2,059,386 2,604,278 1,538,526 2,304,774 Receivable for unsettled trades (891,293) (1,031) (185,916) (1,134,896) (2,523) Economic debt* $93,028,812 $90,915,167 $84,986,334 $78,184,775 $73,993,591 Total equity 16,325,811 16,159,911 14,996,579 13,474,363 13,084,508 Economic leverage ratio* 5.7x 5.6x 5.7x 5.8x 5.7x

Glossary and Endnotes

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Glossary 26 ARM: Refers to Adjustable-Rate Mortgage CES: Refers to Closed End Second Liens CLTV: Refers to Combined Loan-to-Value Ratio CMO: Refers to Collateralized Mortgage Obligation CPR: Refers to Constant Prepayment Rate CRT: Refers to Credit Risk Transfer Securities EAD: Refers to Earnings Available for Distribution (formerly Core Earnings (excluding PAA)) Economic Return: Refers to the Company’s change in book value plus dividends declared divided by the prior period’s book value Ginnie Mae: Refers to the Government National Mortgage Association GSE: Refers to Government Sponsored Enterprise HELOC: Refers to Home Equity Line of Credit HPA: Refers to Home Price Appreciation IO: Refers to Interest-Only Bond MSR: Refers to Mortgage Servicing Rights MTM: Refers to Mark-to-Market Non-Performing Loan (“NPL”): A loan that is close to defaulting or is in default Non-QM: Refers to a Non-Qualified Mortgage OBX: Refers to Onslow Bay Securities Re-Performing Loan (“RPL”): A type of loan in which payments were previously delinquent by at least 90 days but have resumed RTL: Refers to a Residential Transition Loan SBC: Refers to Small Balance Commercial TBA: Refers to To-Be-Announced Securities Unencumbered Assets: Represents Annaly’s excess liquidity and defined as assets that have not been pledged or securitized (generally including cash and cash equivalents, Agency MBS, CRT, Non-Agency MBS, residential mortgage loans, MSR, reverse repurchase agreements, other unencumbered financial assets and capital stock) UPB: Refers to Unpaid Principal Balance WAC: Refers to Weighted Average Coupon

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Endnotes 27 Page 3 1. Comprised of $7.4bn of unencumbered assets, which represents Annaly’s excess liquidity and defined as assets that have not been pledged or securitized (generally including cash and cash equivalents, Agency MBS, CRT, Non-Agency MBS, residential mortgage loans, MSR, reverse repurchase agreements, other unencumbered financial assets and capital stock), and $1.6bn of fair value of collateral pledged for future advances. 2. Issuer ranking data from Inside Nonconforming Markets from 2025 to 2026 (April 10, 2026 issue). Used with permission. 3. Includes four whole loan securitizations that priced in April 2026 totaling $1.8bn. 4. Net of sales agent commissions and other offering expenses. 5. Total portfolio represents Annaly’s investments that are on-balance sheet as well as investments that are off- balance sheet in which Annaly has economic exposure. Assets exclude assets transferred or pledged to securitization vehicles of $34.2bn, include TBA purchase contracts (market value) of $5.8bn, include unsettled MSR commitments of $13mm, include $3.5bn of retained securities that are eliminated in consolidation and are shown net of participations issued totaling $2.5bn. MSR commitments represent the market value of deals where Annaly has executed a letter of intent prior to quarter-end. There can be no assurance whether these deals will close or when they will close. 6. Based on information aggregated from Fannie Mae and Freddie Mac monthly loan level files by eMBS servicing transfer data as of March 31, 2026. Excludes transfer activity related to platform acquisitions. Page 4 1. Dividend yield is based on annualized Q1 2026 dividend of $0.70 and a closing price of $21.15 on March 31, 2026. 2. Total portfolio represents Annaly’s investments that are on-balance sheet as well as investments that are off- balance sheet in which Annaly has economic exposure. Assets exclude assets transferred or pledged to securitization vehicles of $34.2bn, include TBA purchase contracts (market value) of $5.8bn, include unsettled MSR commitments of $13mm, include $3.5bn of retained securities that are eliminated in consolidation and are shown net of participations issued totaling $2.5bn. MSR commitments represent the market value of deals where Annaly has executed a letter of intent prior to quarter-end. There can be no assurance whether these deals will close or when they will close. 3. Capital allocation for each of the investment strategies is calculated as the difference between each investment strategy’s allocated assets, which include TBA purchase contracts, and liabilities. 4. Comprised of $7.4bn of unencumbered assets, which represents Annaly’s excess liquidity and defined as assets that have not been pledged or securitized (generally including cash and cash equivalents, Agency MBS, CRT, Non-Agency MBS, residential mortgage loans, MSR, reverse repurchase agreements, other unencumbered financial assets and capital stock), and $1.6bn of fair value of collateral pledged for future advances. 5. Hedge portfolio excludes long receiver swaptions. 6. Computed as the sum of recourse debt, cost basis of TBA derivatives outstanding and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing, structured repurchase transactions (included within Debt issued by securitization vehicles) and U.S. Treasury securities sold, not yet purchased. Debt issued by securitization vehicles (excluding structured repurchase transactions) and participations issued are non-recourse to us and are excluded from this measure. 7. Hedge ratio measures total notional balances of interest rate swaps, interest rate swaptions (excluding long receiver swaptions) and futures and U.S. Treasury securities sold, not yet purchased relative to repurchase agreements, other secured financing and cost basis of TBA derivatives outstanding and net forward purchases (sales) of investments; excludes MSR and the effects of term financing, both of which serve to reduce interest rate risk. Additionally, the hedge ratio does not take into consideration differences in duration between assets and liabilities. 8. Average economic cost of funds reflects economic interest expense. Page 5 1. Total portfolio represents Annaly’s investments that are on-balance sheet as well as investments that are off- balance sheet in which Annaly has economic exposure. Assets exclude assets transferred or pledged to securitization vehicles of $34.2bn, include TBA purchase contracts (market value) of $5.8bn, include unsettled MSR commitments of $13mm, include $3.5bn of retained securities that are eliminated in consolidation and are shown net of participations issued totaling $2.5bn. MSR commitments represent the market value of deals where Annaly has executed a letter of intent prior to quarter-end. There can be no assurance whether these deals will close or when they will close. 2. Capital allocation for each of the investment strategies is calculated as the difference between each investment strategy’s allocated assets, which include TBA purchase contracts, and liabilities. Page 6 1. Represents the annualized quarterly real GDP growth contribution of private consumption and investment activity according to the Bureau of Economic Analysis retrieved via Macrobond as of April 17, 2026. 2. Represents the Bloomberg median economist forecast retrieved on April 17, 2026. 3. Represents the median economist Personal Consumption Expenditure (PCE) inflation forecast as reported by Bloomberg. "Latest" represents forecasts retrieved on April 17, 2026, "Pre-War" represents February 28, 2026 forecasts. 4. Represents the mid point of the Federal Funds Target Rate including the market pricing for upcoming meetings as implied by overnight index swaps as of February 27, 2026 - the day before the Middle East conflict - and April 17, 2026. 5. Represents average weekly flows into taxable long-term mutual funds and ETFs as tracked by the Investment Company Institute retrieved via Bloomberg on April 17, 2026. Page 7 1. Levered return assumptions are for illustrative purposes only and attempt to represent current market asset returns and available leverage and financing terms for prospective investments of the same, or of a substantially similar, nature to those held in Annaly’s portfolio in each respective group. Illustrative levered returns do not represent returns of Annaly’s actual portfolio. For MSR, illustrative levered returns are shown hedged with Agency MBS/TBA. 2. Based on data from the Zillow U.S. Home Value Index for the period ended March 31, 2026. Month-over-month data is seasonally adjusted, while year-over-year data is not. 3. Based on data compiled from market research as of March 31, 2026, including reports from BofA Securities, JP Morgan and Nomura. 4. Based on information aggregated from Fannie Mae and Freddie Mac monthly loan level files by eMBS servicing transfer data as of March 31, 2026. Excludes transfer activity related to platform acquisitions. Page 8 1. Represents the market-capitalization weighted simple average economic return (change in book value plus dividends declared over the prior period’s book value) for the period from December 31, 2022 through December 31, 2025. Agency mREITs include: AGNC, ARR, DX, IVR and ORC; Hybrid mREITs include: ADAM, CIM, EFC, MFA, PMT, RITM, RWT and TWO. 2. Represents the market-capitalization weighted average number of quarters with a positive economic return on an absolute and percentage basis for the period from December 31, 2022 through December 31, 2025. Agency mREITs include: AGNC, ARR, DX, IVR and ORC; Hybrid mREITs include: ADAM, CIM, EFC, MFA, PMT, RITM, RWT and TWO. 3. Economic return per unit of leverage defined as average annual economic return divided by market-capitalization weighted average economic leverage over the period from December 31, 2022 through December 31, 2025. Economic return per unit of leverage for Agency, Hybrid and mREIT peers is 1.2%, 2.1% and 1.6%, respectively. Page 10 1. Represents Agency's hedging profile and does not reflect Annaly's full hedging profile across all three businesses. 2. Represents Agency’s funding profile and does not reflect Annaly's full funding profile across all three businesses. Page 11 1. Includes TBA purchase contracts. 2. Includes TBA purchase contracts and fixed-rate pass-through certificates. 3. Includes fixed-rate pass-through certificates only. “High Quality Spec” protection is defined as pools backed by original loan balances of up to $150k, highest LTV pools (CR>125% LTV), geographic concentrations (NY/PR). “Med Quality Spec” includes loan balance pools greater than or equal to $175k up to $300k and high LTV (CQ 105-125% LTV) and 40-year pools. “Other Call Protected” is defined as pools backed by Florida loans, pools with mission density scores greater than or equal to 2, as well as investor and second home pools. “40+ WALA” is defined as weighted average loan age greater than 40 months and treated as seasoned collateral. Page 12 1. Includes four whole loan securitizations that priced in April 2026 totaling $1.8bn. 2. Based on data from the Zillow U.S. Home Value Index for the period ended March 31, 2026. Month-over-month data is seasonally adjusted, while year-over-year data is not.

231 230 230 120 167 248 89 84 84 132 151 176 3 31 72 8 59 146 62 145 248 175 171 171 71 87 104 139 203 255 Endnotes (cont’d) 28 Page 13 1. Excludes assets transferred or pledged to securitization vehicles of $34.2bn, include $3.5bn of retained securities that are eliminated in consolidation and are shown net of participations issued totaling $2.5bn. 2. Whole loans settled include loans from a joint venture with a sovereign wealth fund as well as loans from sponsored securitizations. 3. Includes four whole loan securitizations that priced in April 2026 totaling $1.8bn. 4. Issuer ranking data from Inside Nonconforming Markets from 2025 to 2026 (April 10, 2026 issue). Used with permission. 5. Shown exclusive of securitized residential mortgage loans of consolidated variable interest entities. 6. Prime includes $34.8mm of Prime IO, OBX Retained contains $568.9mm of IOs and Prime Jumbo includes $110.4mm of Prime Jumbo IO Page 14 1. Portfolio excludes retained servicing on whole loans within the Residential Credit portfolio. 2. Based on information aggregated from Fannie Mae and Freddie Mac monthly loan level files by eMBS servicing transfer data as of March 31, 2026. Excludes transfer activity related to platform acquisitions. Page 15 1. MSR assets include unsettled commitments of $13mm. MSR commitments represent the market value of deals where Annaly has executed a letter of intent prior to quarter-end. There can be no assurance whether these deals will close or when they will close. 2. Excludes unsettled commitments of $13mm. D60+ stat based on UPB. 3. Excludes unsettled commitments. Prepayment data excludes assets in interim servicing. Page 17 1. Net of dividends on preferred stock. The quarter ended December 31, 2025 excludes, and the quarter ended September 30, 2025 includes, cumulative and undeclared dividends of $3.7 million on the Company's Series J Preferred Stock as of September 30, 2025. 2. Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is 1.79%, 6.53%, 5.92%, 0.45% and 1.01% for the quarters ended March 31, 2026, December 31 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively. 3. Net interest margin represents interest income less interest expense divided by average interest earning assets. Net interest margin (excluding PAA) represents the sum of the Company's interest income (excluding PAA) plus TBA dollar roll income less interest expense and the net interest component of interest rate swaps divided by the sum of average interest earning assets plus average TBA contract balances. 4. Average yield on interest earning assets represents annualized interest income divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. Average yield on interest earning assets (excluding PAA) is calculated using annualized interest income (excluding PAA). 5. Average GAAP cost of interest bearing liabilities represents annualized interest expense divided by average interest bearing liabilities. Average interest bearing liabilities reflects the average balances during the period. Average economic cost of interest bearing liabilities represents annualized economic interest expense divided by average interest bearing liabilities. 6. GAAP leverage is computed as the sum of repurchase agreements, other secured financing, debt issued by securitization vehicles, participations issued and U.S. Treasury securities sold, not yet purchased divided by total equity. Economic leverage is computed as the sum of recourse debt, cost basis of to-be-announced ("TBA") derivatives outstanding, and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements, other secured financing, structured repurchase transactions (included within Debt issued by securitization vehicles) and U.S. Treasury securities sold, not yet purchased. Debt issued by securitization vehicles (excluding structured repurchase transactions) and participations issued are non- recourse to us and are excluded from economic leverage. Page 19 1. Interest rate and MBS spread sensitivity are based on results from third party models in conjunction with internally derived inputs, analysis, and adjustments. Models are periodically updated to help better capture market risks and conditions. Such updates are completed by third parties and through the Company’s calibration of external models. Any model updates that occur are reflected in the period in which they occur. Actual results could differ materially from these estimates. 2. Scenarios include residential investment securities, residential mortgage loans, MSR and derivative instruments. 3. Net asset value (“NAV”) represents book value of common equity. Non-GAAP Reconciliations Page 22 1. Includes write-downs or recoveries on investments which is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss). 2. The adjustment to add back Net (gains) losses on derivatives does not include the net interest component of interest rate swaps which is reflected in earnings available for distribution. The net interest component of interest rate swaps totaled $96.8mm, $147.4mm, $191.9mm, $185.7mm and $191.5mm for the quarters ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively. 3. The Company excludes non-EAD (income) loss allocated to equity method investments, which represents the unrealized (gains) losses allocated to equity interests in a portfolio of MSR, which is a component of Other income (loss). 4. All quarters presented include costs incurred in connection with securitizations of residential whole loans. 5. TBA dollar roll income represents a component of Net gains (losses) on derivatives. 6. MSR amortization represents the portion of changes in fair value that is attributable to the realization of estimated cash flows on the Company’s MSR portfolio and is reported as a component of Net unrealized gains (losses) on instruments measured at fair value. 7. The quarter ended December 31, 2025 excludes, and the quarter ended September 30, 2025 includes, cumulative and undeclared dividends of $3.7mm on the Company's Series J Preferred Stock as of September 30, 2025. 8. Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is 1.79%, 6.53%, 5.92%, 0.45% and 1.01% for the quarters ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively. Page 23 1. Interest on initial margin related to interest rate swaps is reported in Other, net in the Company’s Consolidated Statement of Comprehensive Income (Loss). 2. Average yield on interest earning assets (excluding PAA) represents annualized interest income (excluding PAA) divided by average interest earning assets. Average interest earning assets reflects the average amortized cost of our investments during the period. 3. Annualized GAAP return (loss) on average equity annualizes realized and unrealized gains and (losses) which may not be indicative of full year performance, unannualized GAAP return (loss) on average equity is 1.79%, 6.53%, 5.92%, 0.45% and 1.01% for the quarters ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025 and March 31, 2025, respectively. Page 24 1. Non-recourse debt excludes debt issued by securitization vehicles related to structured repurchase transactions.